                                                                   Exhibit 10.10

                                    SUBLEASE

                                     BETWEEN

           EVANS & SUTHERLAND GRAPHICS CORPORATION, A UTAH CORPORATION
                                   AS LANDLORD

                                       AND

      ADESSO HEALTHCARE TECHNOLOGY SERVICES, INC., A CALIFORNIA CORPORATION
                                    AS TENANT







2835 Zanker Road
San Jose, California 85134 (Project 701C)

Dated: February 1, 2000

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                                TABLE OF CONTENTS

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1.       PREMISES ..............................................................................1
         1.1      Description and Lease of Premises ............................................1
         1.2      Delivery of Premises .........................................................1
         1.3      Early Occupancy ..............................................................2
2.       MASTER LEASE ..........................................................................2
         2.1      Tenancy Subject to Master Lease ..............................................2
         2.2      Assumption of Certain Obligations ............................................2
         2.3      Receipt of Master Lease ......................................................3
3.       SECURITY DEPOSIT ......................................................................3
4.       TERM     ..............................................................................4
         4.1      Commencement Date ............................................................4
         4.2      Expiration of Term ...........................................................4
5.       RENT...................................................................................4
6.       ADDITIONAL RENT .......................................................................5
7.       PAYMENT OF RENT .......................................................................5
8.       USE CLAUSE ............................................................................5
9.       DISCLOSURE OF HAZARDOUS MATERIALS .....................................................5
         9.1      Landlord's knowledge of Hazardous Materials ..................................5
         9.2      Environmental Indemnity ......................................................5
         9.3      Survival .....................................................................6
10.      PROHIBITED USES; HAZARDOUS MATERIALS ..................................................6
         10.1     Prohibited Uses ..............................................................6
         10.2     Hazardous Wastes .............................................................6
         10.3     Remediation ..................................................................7
         10.4     Environmental Indemnity ......................................................7
         10.5     Survival .....................................................................8
11.      COMPLIANCE WITH LAW ...................................................................8
         11.1     Premises and Building ........................................................8
         11.2     Tenant's Compliance ..........................................................8


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         11.3 CONDITION OF THE PREMISES ........................................................8
12.      ALTERATIONS ...........................................................................9
13.      MAINTENANCE AND REPAIR ................................................................9
         13.1     Tenant's Obligations .........................................................9
         13.2     Landlord's Obligations ......................................................10
         13.3     Tenant's ACM Obligations ....................................................10
14.      ADA COMPLIANCE .......................................................................10
15.      LIENS ................................................................................10
16.      OPERATION ............................................................................11
17.      UTILITIES ............................................................................11
         17.1     Transition Period ...........................................................11
         17.2     Remaining Term ..............................................................11
18.      RULES AND REGULATIONS ................................................................11
19.      ENTRY BY LANDLORD ....................................................................11
20.      COMMON AREA; ASSESSMENTS .............................................................12
         20.1     Common Area of Project ......................................................12
         20.2     Common Area of Premises During Transition Period ............................12
21.      PARKING  .............................................................................12
22.      TAXES    .............................................................................12
23.      INSURANCE; INDEMNIFICATION ...........................................................12
         23.1     Indemnification .............................................................12
         23.2     Waiver of Certain Rights ....................................................13
         23.3     Liability Insurance Coverage and Limits .....................................13
         23.4     Other Insurance .............................................................13
         23.5     Policy Requirements .........................................................14
         23.6     Contractor's Insurance ......................................................14
         23.7     Workers' Compensation Insurance .............................................15
24.      DAMAGE AND DESTRUCTION ...............................................................15
         24.1     Master Landlord's Duty to Repair ............................................15


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                                TABLE OF CONTENTS
                                   (CONTINUED)

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         24.2     Termination by Master Landlord ..............................................15
         24.3     Termination by Tenant .......................................................15
         24.4     Abatement of Rent ...........................................................15
25.      CONDEMNATION .........................................................................15
         25.1     Termination by Master Landlord ..............................................15
         25.2     Termination by Tenant .......................................................15
         25.3     Restoration .................................................................15
         25.4     Abatement of Rent ...........................................................15
26.      SIGNS ................................................................................16
         26.1     Generally ...................................................................16
         26.2     Existing Monument Sign ......................................................16
27.      ASSIGNMENT, SUBLETTING, AND ENCUMBRANCES .............................................16
         27.1     Landlord's Consent Required .................................................16
         27.2     Tenant's Application to Assign or Sublease ..................................16
         27.3     Landlord's Option to Terminate ..............................................17
         27.4     Assignment or Sublease Profit ...............................................17
         27.5     Fees for Review .............................................................17
         27.6     No Release of Tenant or Guarantor ...........................................18
         27.7     Assumption of Obligations ...................................................18
         27.8     Assignment ..................................................................18
         27.9     Vesting .....................................................................18
28.      HOLDING OVER .........................................................................18
29.      QUIET ENJOYMENT ......................................................................19
30.      SUBORDINATION & ATTORNMENT; ESTOPPEL CERTIFICATES.....................................19
31.      DEFAULT BY TENANT ....................................................................20
32.      REMEDIES .............................................................................21
         32.1     Rights and Remedies .........................................................21
         32.2     Cumulative Nature of Rights .................................................22
         32.3     Abandonment of Personal Property ............................................22


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         32.4 Bankruptcy Provisions ...........................................................23
33.      WAIVER OF NOTICE .....................................................................24
34.      LATE CHARGES .........................................................................24
35.      QUARTERLY ADVANCE PAYMENTS ...........................................................24
36.      INTEREST .............................................................................24
37.      LANDLORD'S DEFAULT; NOTICE TO LENDER .................................................25
         37.1     Landlord's Default ..........................................................25
         37.2     Notice to Lender ............................................................25
38.      BROKER'S COMMISSION ..................................................................25
39.      ADDITIONAL SECURITY ..................................................................26
40.      WAIVER OF DEFAULT ....................................................................26
41.      EFFECT OF LANDLORD'S ASSIGNMENT ......................................................26
42.      NOTICES AND PLACE FOR PAYMENT OF RENT ................................................26
43.      MISCELLANEOUS ........................................................................27
         43.1     Consent .....................................................................27
         43.2     Interpretation ..............................................................27
         43.3     Entire Agreement ............................................................27
         43.4     Corporate Resolutions .......................................................27
         43.5     Severability ................................................................28
         43.6     Choice of Law ...............................................................28
         43.7     Recording ...................................................................28
         43.8     Remedies Cumulative .........................................................28
         43.9     Legal Costs .................................................................28
         43.10    No Partnership ..............................................................28
         43.11    Subtenancies ................................................................28
         43.12    Successors ..................................................................28
         43.13    Independent Covenants .......................................................28
         43.14    Assignment of Rents and Profits .............................................29
         43.15    Injunctive Relief ...........................................................29


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         43.16    Waiver of Jury Trial ........................................................29
         43.17    Confidentiality of Disputes .................................................29
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                                      -v-

                                    SUBLEASE

         THIS SUBLEASE (hereinafter "LEASE") is made and entered into as of the 1st day of February, 2000, by and between EVANS & SUTHERLAND GRAPHICS CORPORATION, a Utah corporation ("LANDLORD"), and ADESSO HEALTHCARE TECHNOLOGY SERVICES, INC., a California corporation ("TENANT"), sometimes collectively referred to herein as the "PARTIES" or individually as a "PARTY".

         1.       PREMISES.

                  1.1 DESCRIPTION AND LEASE OF PREMISES. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the provisions of this Lease, Landlord hereby subleases to Tenant, and Tenant hereby subleases from Landlord, those certain premises outlined on EXHIBIT A attached hereto and incorporated herein by reference ("PREMISES") The Premises contains approximately 19,999 square feet of floor area. The address of the Premises is 2835 Zanker Road, San Jose, California 95134 (Project
         701C). The Premises are a part of a larger project containing eight (8) buildings, the aggregate gross leasable area of which is 360,216 square feet (the "PROJECT"). Notwithstanding the foregoing, Landlord shall retain for a period of twelve (12) months from the Commencement Date, unless earlier terminated as provided below (the "TRANSITION PERIOD"), a portion of the Premises consisting of approximately 5,968.75 square feet of floor area as outlined on EXHIBIT A (the "TRANSITION SPACE"). Landlord may, in its sole discretion, and upon at least ninety (90) days prior written notice to Tenant, terminate the Transition Period and turn over to Tenant the Transition Space. Notwithstanding any other provisions of this Lease to the contrary, during the Transition Period the cost of utilities (SECTION 17), common area maintenance charges (SECTION 20) and insurance (SECTION 23.4) attributed to the Premises shall be allocated between Landlord and Tenant on a pro rata basis. Landlord's share of such expenses during the Transition Period ("LANDLORD'S ALLOCATED SHARE") shall be calculated on the basis of a fraction, the numerator of which is the square footage of the Transition Space and the denominator of which is the square footage of floor area of the Premises. Tenant's share of such expenses ("TENANT'S ALLOCATED SHARE") shall be calculated by subtracting Landlord's Allocated Share from one hundred percent (100%). During the Transition Period, Tenant shall not pay rent as required by SECTION 5 of this Lease with respect to the Transition Space. During the Transition Period, each Party grants to the other Party a nonexclusive license to use such common areas of the Premises as may be mutually designated by the Parties (see SECTION 20.2).

                  1.2 DELIVERY OF PREMISES. Except as expressly set forth herein to the contrary, Landlord agrees to deliver the Premises to Tenant in their current state, "AS IS" and "WHERE IS", in a broom clean condition, and free and clear of any tenancies or encumbrances placed on the Premises by Landlord, other than the Master Lease. Landlord agrees to cause the roof, electrical, plumbing, and heating, ventilation and air conditioning system ("HVAC") (collectively the "BUILDING SYSTEMS") serving the Premises to be in good working order as of the date of delivery of the Premises to Tenant. For a period expiring forty five (45) days from the Commencement Date, Tenant may notify Landlord in writing of any material problems with respect to the Building Systems.

         Upon receiving such written notice, Landlord agrees to repair the Building Systems within 30 days (unless a longer period of time is reasonably required) from the date notice is received from Tenant. Landlord further agrees at Landlord's expense to, (i) paint (touch-up), where necessary, the interior walls of the Premises prior to the Commencement Date, and (ii) at the written request of Tenant, clean the carpet by extraction (at a cost to Landlord not to exceed One Thousand Five Hundred and no/100 Dollars ($1,500.00)).

                  1.3 EARLY OCCUPANCY. If Tenant enters or permits its contractors to enter the Premises prior to the Commencement Date (as defined in SECTION 4.1) to prepare the Premises for occupancy, it shall do so upon all of the terms of this Lease (including its obligations regarding indemnity and insurance) except those regarding the obligation to pay rent, which shall commence on the Commencement Date.

         2.       MASTER LEASE.

                  2.1 TENANCY SUBJECT TO MASTER LEASE. The Premises and this Lease are subject to the terms of a lease between Evans & Sutherland Graphics Corporation, a Utah corporation, as tenant, and Silicon Valley Properties, LLC, a Delaware Limited liability company, as landlord ("MASTER LANDLORD"), dated March 8, 1999 (such lease, together with all amendments and supplement agreements thereto are hereinafter collectively referred to as the "MASTER LEASE"). Tenant acknowledges and agrees to be bound by every covenant, condition and restriction set forth in the Master Lease. If the Master Lease is for any reason terminated before the expiration of this Lease, then this Lease and all of the rights and obligations of the Parties hereunder shall also terminate as of the date of termination of the Master Lease, except with respect to the duties and obligations of Landlord and Tenant, actual or contingent, which have accrued prior to the date of such termination. It is expressly understood and agreed that Landlord does not assume and shall not have any of the obligations or liabilities of Master Landlord under the Master Lease and that Landlord is not making the representations or warranties, if any, made by Master Landlord in the Master Lease. With respect to work, services, repairs and restoration or the performance of other obligations required of Master Landlord under the Master Lease, Landlord's sole obligation with respect to such obligations shall be to request the same from Master Landlord upon written request from Tenant and to use reasonable efforts to obtain the same from Master Landlord. Landlord shall not be liable in damages, nor shall rent abate under this Lease, for or on account of any failure by Master Landlord to perform the obligations and duties imposed on it under the Master Lease. Nothing contained in this Lease shall be construed to create privity of estate or contract between Tenant and Master Landlord.

                  2.2 ASSUMPTION OF CERTAIN OBLIGATIONS. As between Landlord and Tenant and notwithstanding any other provision in this Lease, Tenant hereby assumes and agrees to be bound by and to perform all of the covenants, obligations, and agreements of the Landlord, as set forth in the Master Lease (other than the obligations of Landlord expressly set forth in this Lease, and the obligation to pay rent under the Master Lease) and by any terms and limitations imposed upon Landlord as the tenant thereunder. Tenant shall indemnify, defend (with counsel acceptable to Landlord), and hold Landlord and its Related Parties (as hereafter defined) harmless for, from and against any and all claims, demands, liabilities, obligations, damages, penalties, causes of action, costs and expenses, including attorneys' fees and expenses, imposed upon, incurred by or asserted against Landlord or any of Landlord's Related Parties which arise out of any violations under the Master Lease occurring as a result of the acts or omissions of Tenant or any of Tenant's Related Parties or any violations by Tenant or any of Tenant's Related Parties of this Lease or which may arise out of or are in any manner connected with Tenant's or any of Tenant's Related Parties' use and occupancy of the Premises pursuant to this Lease, a breach by Tenant of this Lease or a breach by Tenant of the provisions of the Master Lease. Notwithstanding any contrary term or provision contained in this Lease or in the Master Lease, it is expressly agreed that (a) the terms of this Lease do not grant Tenant any rights of first refusal, any options to purchase, or any extensions or renewal rights with respect to the Master Lease; and (b) Tenant shall not use or occupy the Premises in a manner contrary to or inconsistent with any of the provisions of the Master Lease. Tenant agrees that Landlord may deliver to Master Landlord any and all submissions, notices, or other information received by Landlord from Tenant under this Lease. As used in this Lease, "RELATED PARTIES" means the officers, directors, shareholders, partners, managers, members, employees, agents, parent company, subsidiaries, affiliates, successors, assigns, contractors, and invitees of a particular person or entity.


                  2.3 RECEIPT OF MASTER LEASE. Tenant acknowledges that Tenant has received and read a copy of the Master Lease.

         3. SECURITY DEPOSIT. Contemporaneously with the execution of this Lease, Tenant has deposited with Landlord the sum of One Hundred Sixty Seven Thousand Nine Hundred Ninety One and 60/100 Dollars ($167,991.60) (the "SECURITY DEPOSIT"), receipt of which is hereby acknowledged by Landlord, such deposit being given to secure the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease by Tenant to be kept and performed during the Term hereof. Tenant agrees that if Tenant shall fail to pay the rent herein reserved promptly when due, such deposit may, at the option of Landlord (but Landlord shall not be required to), be applied to any rent due and unpaid, and if Tenant violates any of the other terms, covenants or conditions of this Lease, such deposit may be applied to any damage suffered by Landlord as a result of Tenant's default, to the extent of the amount of the damages suffered. Such deposit is not intended as and shall not be considered a first or last month's rent payment. Notwithstanding the foregoing, if Tenant complies with all of the terms, covenants and conditions of this Lease, including but not limited to the prompt payment of all rent and additional rent due under this Lease on or before the applicable due date, Tenant may request in writing that one-half (1/2) of the Security Deposit be applied to the last two months rent, and such request shall be granted by Landlord. Nothing contained in this SECTION 3 shall in any way diminish or be construed as waiving any of Landlord's other remedies as provided herein, or by law or in equity. Should the entire security deposit, or any portion thereof, be appropriated or applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, immediately on written demand from Landlord, remit to Landlord a sufficient amount in cash to restore such security deposit to its original amount, and Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the rent herein provided for when and as it falls due, and pay all other sums payable by Tenant to Landlord hereunder, such security deposit shall be returned in full to Tenant, without interest, at the end of the Term, or upon the earlier termination of this Lease pursuant to the provisions hereof. Landlord shall have the right to commingle the security deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Premises if such interest be sold, and thereupon Landlord shall be discharged from any further liability with respect to such security deposit. No trust relationship is created herein between Landlord and Tenant because of, or relating to, the security deposit. If the laws of the state in which the Premises are located do not allow Landlord to use the security deposit for the purposes set forth herein, then this provision shall be deemed to allow Landlord to use the security deposit to the maximum extent allowed by such law.

         4.       TERM.

                  4.1 COMMENCEMENT DATE. The term of this Lease (the "TERM") shall commence on March 1, 2000, or such earlier date as the Parties may mutually agree in writing (the "COMMENCEMENT DATE"). The intent of the Parties is to permit the Tenant to enter the Premises as early as possible after obtaining the written consent of Master Landlord. Within thirty (30) days following the Commencement Date, Landlord and Tenant will execute a written supplement to this Lease ("LEASE SUPPLEMENT") confirming the Commencement Date.

                  4.2 EXPIRATION OF TERM. Subject to the terms and conditions of the Master Lease, the Term shall expire on April 30, 2004, unless terminated pursuant to the terms of this Lease. Landlord agrees to provide notice to Tenant on or prior to April 15, 2002 if Landlord intends to exercise its right to terminate the Master Lease as permitted in Addendum No. 1 of the Master Lease.

         5. RENT. Tenant shall pay directly to Landlord, in advance, without right of offset or demand, on or before the first day of each calendar month of the Term, commencing on the Commencement Date, "RENT" as follows:

                  5.1 From the Commencement Date through February 28, 2001:
         $1.95 per square foot per month. Upon mutual execution of this Agreement, Tenant shall pay to Landlord the first full month's rent. The amount of the first full month's rent shall be calculated based on the square footage of the Premises less the Transition Space (assuming the square footage of the Premises less the Transition Space is equal to 14,026.78 square feet, the first month's full rent amount would be $27,352.23).

                  5.2 For the period commencing on March 1, 2001 through February 28, 2002: $2.00 per square foot per month.

                  5.3 For the period commencing on March 1, 2002 through February 28, 2003: $2.05 per square foot per month.

                  5.4 For the period commencing on March 1, 2003 through the expiration of the Term on April 30, 2004: $2.10 per square foot per month.

                  If the Term of this Lease commences or ends on a day other than the first or last day of a calendar month, the rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial period bears to the number of days in that calendar month, and such rent shall be paid at the commencement of such partial month.

         6. ADDITIONAL RENT. All amounts which Tenant is required to pay or discharge pursuant to this Lease in addition to the rent described in SECTION 5, including, but not limited to all sums owed by Tenant to Landlord or paid to third parties by Landlord on behalf of Tenant, together with every fine, penalty, interest and cost which may be added for non-payment or late payment, shall constitute additional rent. Additional rent shall be paid directly to Landlord at the address specified herein, or at such other place as Landlord may designate in writing. If Tenant fails to pay or discharge any additional rent, Landlord shall have all rights, powers and remedies provided herein or by law as in the case of non-payment of rent.

         7. PAYMENT OF RENT. All rent and additional rent (sometimes collectively referred to herein as "RENT" or "RENTAL") shall be paid by Tenant to Landlord prior to notice or demand, at the address stated in the SECTION 42 (notices) or to such other person or place as Landlord may designate in writing.

         8. USE CLAUSE. Subject to the Permitted Use as defined in the Master Lease, the Premises may be used for the purpose of the development, sale, storage, distribution and marketing of medical insurance software, for general office purposes and for no other purpose. Tenant shall obtain at its expense all necessary permits and approvals which may be required by any governmental entity or Master Landlord for Tenant's intended use of the Premises.

         9. DISCLOSURE OF HAZARDOUS MATERIALS.

                  9.1 LANDLORD'S KNOWLEDGE OF HAZARDOUS MATERIALS. Landlord hereby discloses to Tenant that to Landlord's actual knowledge without further investigation or inquiry, the list attached hereto as EXHIBIT B contains known Hazardous Materials (defined in SECTION 10.2) that are located in or about the Premises, the parking area that benefits the Premises, and the Project. Landlord has further set forth on EXHIBIT B those Hazardous Materials that are used in Landlord's business operations and that are located in or about the Premises. During the Transition Period, Landlord shall be permitted to maintain such Hazardous Materials that are reasonably necessary for Landlord's business operations ("LANDLORD'S HAZARDOUS MATERIALS"), so long as Landlord complies with applicable federal, state, and local government laws and regulations. Upon termination of the Transition Period, Landlord, at its sole cost and expense, shall remove Landlord's Hazardous Materials. Except with the respect to Landlord's Hazardous Materials, the Landlord shall have no obligation to remediate or remove any Hazardous Materials located in the Project. As used in this Lease, the term "LANDLORD'S ACTUAL KNOWLEDGE" shall mean to the actual knowledge of Brace Lyman.

                  9.2 ENVIRONMENTAL INDEMNITY. Landlord hereby releases, indemnifies, holds harmless and agrees to defend Tenant from and against any and all claims, causes of action, damages (including, without limitation, all foreseeable and unforeseeable consequential damages, injunction and other relief), fines, judgments, penalties, costs, liabilities, losses or expenses (including, without limitation, attorneys' fees and reasonable investigative and discovery costs) arising prior to, during or after the Term on account of or in connection with, or directly or indirectly arising from: (a) the violation of any Environmental Laws by Landlord or anyone acting by, though, or under Landlord, including but not limited to Landlord's concessionaires, licensees, agents, employees or invitees (collectively "LANDLORD'S AGENTS"); (b) the presence, use, generation, storage, remediation, disposal or Release of Landlord's Hazardous Materials in, on, under, or above the Project attributable to the acts or omissions of Landlord or Landlord's Agents; (c) any breach of the representations and warranties of Landlord contained in this SECTION 9; (d) any violation of the obligations of Landlord contained in this SECTION 9; and (e) any violation by Landlord or Landlord's Agents of the obligations set forth in Sections 7.1 (Waste Disposal) and 7.2 (Hazardous Materials) of the Master Lease. Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigations of the Project or any cleanup, removal, repair, remediation, detoxification or restoration and the preparation of any closure or other plans required or permitted by any governmental authority, to the extent caused by any act by Landlord or Landlord's Agents. Notwithstanding any other provision in this Lease to the contrary, Landlord's indemnities described in this SECTION 9.2 shall not apply to any claims, causes of action, damages, fines, judgments, penalties, costs, liabilities, losses or expenses arising from or connected with any act or failure to act of Master Landlord, Tenant, or any other unrelated third party.

                  9.3 SURVIVAL. Landlord's representations, warranties, indemnifications and obligations under this SECTION 9 shall survive the expiration or termination of this Lease.

         10. PROHIBITED USES; HAZARDOUS MATERIALS.

                  10.1 PROHIBITED USES. The Premises shall not be used for any use which conflicts with the Master Lease, any existing declaration of restrictions or covenants recorded against or binding upon the Premises, the Project, or any existing mortgage or deed of trust. Tenant shall not do or permit anything to be done in or about the Premises which will obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not install, maintain or use an underground storage tank. Tenant shall not do or permit anything to be done which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Premises, the Project and/or property located therein. Tenant shall promptly reimburse Landlord, as additional rent, the full amount of any additional premium charged Landlord or Master Landlord for any insurance policy by reason of Tenant's failure to comply with this Section and/or SECTION 11 (Compliance with Law); provided, such reimbursement shall not be Landlord's exclusive remedy, nor shall it limit or compromise any other rights granted Landlord by this Lease or by law or equity.

                  10.2 HAZARDOUS WASTES. Additionally, Tenant covenants that Tenant or anyone acting by, through, or under Tenant, including but not limited to Tenant's assignees, subtenants, concessionaires, licensees, agents, employees or invitees (collectively "TENANT'S AGENTS") will not, through its acts or omissions, cause or permit any Hazardous Materials (defined below) to be placed, held, located, Released (defined below) or disposed of on, under or at the Premises. The term "HAZARDOUS MATERIALS" shall mean any substance or material which is defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous wastes", "restricted hazardous waste", "toxic substances", or "known to cause cancer or reproductive toxicity" (as such phrase is defined by Proposition Sixty-Five in the State of California, or words of similar import), petroleum products (including crude oil or any fraction thereof) or any other chemical, substance or material which is prohibited, limited or regulated under any federal, state or local law, ordinance, regulation, order, permit, license, decree, common law or treaty now or hereafter in force regulating, relating to or imposing liability or standards concerning materials or substances known or suspected to be toxic or hazardous to health and safety, the environment or natural resources ("ENVIRONMENTAL LAWS"). "RELEASE" or "RELEASED" means any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, presence, dumping, migrating on or from the Project or adjacent property, or disposing of Hazardous Materials into the environment.

                  10.3 REMEDIATION. Notwithstanding anything else to the contrary herein, in the event any Hazardous Materials are discovered on, under or at the Premises (whether or not caused by an act or omission of Tenant or Tenant's Agents), Tenant shall immediately notify Landlord of any such discovery. If the Hazardous Materials have been placed, held, located, Released or disposed of by the acts or omissions of Tenant or Tenant's Agents (whether such Hazardous Materials are discovered by Landlord during the Term of this Lease or following the termination of the Lease), Tenant shall, at its sole cost and expense, comply with all Environmental Laws to remedy the situation, including, without limitation, promptly conducting a site assessment, taking immediate action required for containment of the Hazardous Materials, and preparing and implementing a plan for the clean-up of the Hazardous Materials. Landlord may at any time during the Term and within sixty
         (60) days thereafter, inspect the Premises for the existence of Hazardous Materials on the Premises placed, held, located, Released or disposed of by the acts or omissions of Tenant or Tenant's Agents. In the event Landlord discovers Hazardous Materials on the Premises placed, held, located, Released or disposed of by the acts or omissions of Tenant or Tenant's Agents, Tenant shall, at its sole cost and expense and upon demand of Landlord, reimburse Landlord for its costs to inspect the Premises and comply with Environmental Laws for the removal or remediation of the Hazardous Materials.

                  10.4 ENVIRONMENTAL INDEMNITY. Tenant hereby releases, indemnifies, holds harmless and agrees to defend Landlord and its Related Parties from and against any and all claims, causes of action, damages (including, without limitation, all foreseeable and unforeseeable consequential damages, injunction and other relief), fines, judgments, penalties, costs, liabilities, losses or expenses (including, without limitation, attorneys' fees and reasonable investigative and discovery costs) arising prior to, during or after the Term on account of or in connection with, or directly or indirectly arising from: (a) the violation of any Environmental Laws by Tenant or Tenant's Agents; (b) the presence, use, generation, storage, remediation, disposal or Release of Hazardous Materials in, on, under, or above the Project attributable to the acts or omissions of Tenant or Tenant's Agents; (c) any breach of the representations and warranties of Tenant contained in this SECTION 10; (d) any violation of the obligations of Tenant contained in this SECTION 10; (e) any violation by Tenant or Tenant's Agents of the obligations set forth in Sections 7.1 (Waste Disposal) and 7.2 (Hazardous Materials) of the Master Lease; and (f) any violation of the obligations of Tenant contained in this Lease regarding asbestos containing material ("ACM"). Without limitation of the foregoing, this indemnification shall include any and all costs incurred due to any investigations of the Project or any cleanup, removal, repair, remediation, detoxification or restoration and the preparation of any closure or other plans required or permitted by any governmental authority, if caused by any act by Tenant or Tenant's Agents.

                  10.5 SURVIVAL. Tenant's representations, warranties, indemnifications and obligations under this SECTION 10 shall survive the expiration or termination of this Lease.

         11. COMPLIANCE WITH LAW.

                  11.1 PREMISES AND BUILDING. Landlord represents and warrants that to Landlord's actual knowledge without further investigation or inquiry, neither the Premises nor the building in which the Premises are located are in any material violation of any ordinance, rule, code, or regulation of any governmental agency. If applicable, Landlord will pursue its available remedies under the Master Lease in the event of any such material violation.

                  11.2 TENANT'S COMPLIANCE. Tenant shall obtain at its expense all necessary permits and approvals which may be required by any governmental entity for Tenant's use and occupancy of the Premises. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any Legal Requirements. "LEGAL REQUIREMENTS" means all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of and agreements with all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, including, without limitation, any Environmental Laws, which now or at any time hereafter may be applicable to the Premises or any part thereof. Tenant shall, at its sole cost and expense, promptly comply with all Legal Requirements and requirements of any board of fire underwriters or other similar body now or hereafter constituted in relation to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts.

                  11.3 CONDITION OF THE PREMISES. Tenant represents to Landlord that Tenant has inspected the Premises, (including an inspection to determine the existence of Hazardous Materials) and Landlord's title thereto prior to the execution and delivery of this Lease and has found the same to be satisfactory for all purposes hereunder and except as set forth in SECTION 1.2, TENANT ACCEPTS THEM IN THEIR "AS IS", "WHERE IS" CONDITION, SUBJECT TO ALL LEGAL REQUIREMENTS, ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION OF THE PREMISES MIGHT SHOW, WITHOUT WARRANTIES,

         EITHER EXPRESS OR IMPLIED, "WITH ALL FAULTS", INCLUDING BUT NOT LIMITED TO BOTH LATENT AND PATENT DEFECTS, AND THE EXISTENCE OF HAZARDOUS MATERIALS, IF ANY. TENANT HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE TITLE, CONDITION AND USE OF THE PREMISES, INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         Landlord's Initials: /s/ Bruce Lyman
                             -------------------------
         Tenant's Initials: /s/ Brian Barnard
                           ---------------------------

         12. ALTERATIONS. Tenant shall not make or allow to be made any alterations, additions or improvements (sometimes referred to herein as "ALTERATIONS") to or of the Premises, or any part thereof, without first (a) complying with the provisions of SECTION 11 of this Lease with respect to such Alterations, (b) complying with the provisions of Section 5.2 (Tenant's Alterations) of the Master Lease, and (c) obtaining the written consent of Master Landlord and Landlord, which consent may be conditioned upon the requirement that upon demand by Master Landlord or Landlord on any expiration or earlier termination of this Lease, Tenant shall remove immediately, at Tenant's sole cost and expense, any Alterations and repair and restore the portion of the Premises so altered to its original condition, reasonable wear and tear excepted. Tenant shall not make any Alterations which reduce the value of the Premises, which shall be determined in Landlord's sole discretion. For the purposes of making or having made Alterations to the Premises, Tenant shall only use a contractor that (x) has met the requirements set forth in SECTION 15 of this Lease, and (y) has been approved in writing by Landlord. Unless Landlord requires otherwise, all Alterations shall become the property of Landlord and shall be surrendered with the Premises as a part thereof, at the expiration or earlier termination of the Term. Plans setting forth in reasonable detail Tenant's proposed Alterations must first be approved in writing by Landlord, which approval shall not unreasonably be withheld. Notwithstanding anything in this Lease to the contrary, as a condition to granting consent to any alterations, improvements or additions to the Premises proposed by Tenant or required by law or regulation, Landlord may require that Landlord or Landlord's designee make such alterations, improvements or additions and/or remove any friable ACM or ACM that may become friable as a result of such alterations, improvements or additions, at Tenant's cost and expense. Tenant shall reimburse Landlord upon demand for any costs and expenses incurred by Landlord in connection with such alterations, improvements or additions, and/or the removal of ACM. Tenant shall cooperate fully in accomplishing any ACM survey and removal procedures required by this Lease or Environmental Laws. Tenant shall, if and as necessary, and without abatement of rent, close for occupancy and use all or part of the Premises, as reasonably required, pending the completion of ACM removal.

         13. MAINTENANCE AND REPAIR.

                  13.1 TENANT'S OBLIGATIONS. Tenant shall, at Tenant's sole cost and expense, assume Landlord's maintenance obligations under the Master Lease. Without limiting the generality of the foregoing, Tenant will keep all the Premises and every part thereof in good condition and repair, including without limitation, the maintenance and repair of any entrances, vestibules, window casements and glass, showcases, skylights, glazing, HVAC system (both within or dedicated for the exclusive use of the Premises), plumbing pipes, electrical, wiring and conduits; damage thereto by fire, earthquake or other insured casualty, act of God, or the elements excepted. If Landlord requests, Tenant shall continuously maintain a service contract on the HVAC system and provide Landlord with a copy of the same. Such contract shall be with a reputable licensed heating and air conditioning company. If Tenant does not maintain the Premises as required under this SECTION 13.1 promptly and adequately, Landlord may, but need not, do so and Tenant shall immediately upon demand pay Landlord's cost therefor. Tenant hereby waives all right to make repairs at the expense of Landlord as provided under any law, statute, ordinance now or hereafter in effect. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear and damage by casualty excepted.

                  13.2 LANDLORD'S OBLIGATIONS. Notwithstanding the foregoing, Landlord shall cooperate with Tenant in reasonably enforcing the Master Landlord's maintenance obligations as set forth in Sections 6.2 and 6.3 of the Master Lease with respect to the Premises, the buildings, and the common area of the Project. Upon expiration of the Transition Period, Tenant may directly contact the Master Landlord in writing with respect to maintenance and repairs required to be performed by the Master Landlord under the Master Lease. Tenant agrees to provide Landlord a copy of all notices and written correspondence with the Master Landlord. Except as expressly provided to the contrary herein, in no event shall Landlord be required to make any repairs to the roof, exterior and structural parts of the building, HVAC or other building service equipment and/or utility facilities serving any portion of the common areas of the Project, or any other obligations of the Master Landlord under the Master Lease.

                  13.3 TENANT'S ACM OBLIGATIONS. Notwithstanding anything to the contrary contained in this Lease, Tenant, at its sole cost and expense, shall survey the ACM, if any, within the Premises from time to time, though no less often than annually. Such survey shall be conducted by an asbestos consultant selected by Landlord and certified by the Environmental Protection Agency ("EPA CONTRACTOR") pursuant to the procedures set forth in the Asbestos Hazard Emergency Response Act, and regulations promulgated thereunder and the National Emissions Standards for Hazardous Air Pollutants. Evidence of such survey, reasonably satisfactory to Landlord, shall be submitted to Landlord upon completion. If the survey shows the presence of any ACM which is friable or which may become friable during the ordinary course of Tenant's business, Tenant shall cause such ACM to be removed at Tenant's expense by an EPA Contractor.


         14. ADA COMPLIANCE. Landlord represents that to Landlord's actual knowledge without further investigation or inquiry, the Premises comply with the provisions of the Americans with Disabilities Act ("ADA") in effect as of the date this Lease is executed by Landlord. The cost of compliance with the ADA shall be the obligation of Master Landlord and Tenant.

         15. LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Tenant shall require any contractor or other person performing work on the Premises, including, without limitation, in connection with any Alterations, to be licensed by the state in which the Premises are located and to obtain a performance, completion and payment bond naming Landlord as an additional obligee and releasing the Premises from any lien claimed, which bond shall be in an amount equal to one and one-fourth (1-1/4) times the estimated cost of such work. If Tenant shall be in default in paying any charge for which a bond or other lien claim has been filed and shall not have given Landlord security to protect the Premises, the Project and Landlord, then Landlord may, but shall not be obligated to, pay the claim. Any costs and attorneys' fees incurred by Landlord in connection therewith, shall be immediately due and owing from Tenant to Landlord. Tenant may contest the validity and/or amount of any lien imposed on the Premises, provided Tenant has caused such lien to be released of record by payment or posting of a proper bond.

         16. OPERATION. Tenant will install fixtures, initially open and operate the Premises in a manner consistent with the other tenants in the Project. Nothing in this Lease shall be interpreted as a requirement to continuously operate in the Premises. Tenant agrees to give Landlord at least thirty (30) days notice of the date that Tenant anticipates ceasing operations on the Premises.

         17. UTILITIES.

                  17.1 TRANSITION PERIOD. During the Transition Period, all utilities shared by Landlord and Tenant shall remain in the name of the Landlord, with the cost of such utilities ratably allocated between Landlord and Tenant based upon Landlord's Allocated Share and Tenant's Allocated Share. Landlord shall provide Tenant with a monthly statement for such utilities. Tenant agrees to pay as additional rent Tenant's Allocated Share of such utilities within ten (10) days after being invoiced by Landlord.

                  17.2 REMAINING TERM. Immediately after expiration of the Transition Period, Tenant shall pay directly to the Master Landlord, before delinquency, all utility deposits and fees including any present or future installation, hook-up and/or service charges, together with any taxes thereon, for water, electricity, sewage, gas, telephone and any other utility services supplied to the Premises. Tenant shall not install any equipment which will exceed or overload the capacity of existing utility facilities. If any equipment installed by Tenant shall require additional utility facilities, Tenant shall first obtain Landlord's written consent to such installation and such installation shall be at Tenant's expense. If any utility charges are not paid when due, Landlord may pay the same and any amount so paid by Landlord shall be immediately due and owing from Tenant to Landlord as additional rent.

         18. RULES AND REGULATIONS. Tenant shall comply with all rules and regulations from time to time promulgated by Master Landlord or Landlord. Neither Master Landlord nor Landlord shall be responsible to Tenant for the non-performance by any other tenant or occupant of the Project of any of such rules and regulations.

         19. ENTRY BY LANDLORD. Landlord reserves for itself and the Master Landlord and shall at any reasonable time have the right to enter the Premises in a commercially reasonable manner to inspect the same, to remediate Hazardous Materials, to perform ACM surveys, to submit the Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to repair the Premises.

         20. COMMON AREA; ASSESSMENTS.

                  20.1 COMMON AREA OF PROJECT. Tenant shall have the right to use and enjoy the common areas that are designated as such in the Master Lease, on the terms and conditions set forth in the Master Lease. As additional rent, Tenant shall pay Tenant's Share (as such term is defined in the Master Lease) with respect to the common areas of the Project and the building in which the Premises are located. During the Transition Period, the Common Operating Expenses (as such term is defined in the Master Lease) shall be allocated between Landlord and Tenant in accordance with SECTION 1.2. During the Transition Period, Tenant agrees to pay as additional rent Tenant's Allocated Share of the Common Operating Expenses within ten (10) days after being invoiced by Landlord. After expiration of the Transition Period, Tenant shall pay directly to Master Landlord Tenant's Share of Common Operating Expenses on or prior to the date payment is required therefor by Master Landlord.

                  20.2 COMMON AREA OF PREMISES DURING TRANSITION PERIOD. During the Transition Period, the Parties shall cooperate in good faith in maintaining and operating the common areas of the Premises as outlined in EXHIBIT A (the "TRANSITION PERIOD COMMON AREA") in a first class and business like manner (including but not limited to maintaining a minimum noise level). The Parties further agree that with respect to the IT lab shared by the Parties during the Transition Period, neither Party (including officer, directors, employees, agents and invitees) shall use, disturb or interfere with the other Parties phone switches, servers, or other equipment or property located in or about the IT lab. Moreover, the Parties and their respective employees, agents and invitees shall not enter into any office area or other prohibited area of the other Party as outlined on EXHIBIT A (and as may be designated from time to time in writing by the Parties) without the prior consent of the other Party. The Parties shall cause their officers, directors, employees, agents and invitees to comply with that certain Non-Disclosure Agreement between Landlord and Tenant dated the 1st day of February, 2000 (the "NON-DISCLOSURE AGREEMENT").

         21. PARKING. Subject to the Master Lease, Tenant shall be entitled to
3.8 parking stalls per 1,000 square feet of the Premises leased to Tenant hereunder. Tenant shall also have the non-exclusive right to use Landlord's designated visitor parking area.

         22. TAXES. All taxes allocated to Landlord under the Master Lease shall be paid, when due, by Tenant. Tenant agrees to pay all taxes connected with Tenant's equipment and trade fixtures located upon the Premises. Notwithstanding the foregoing, real property taxes associated with the Premises shall be allocated ratably between Landlord and Tenant during the Transition Period based upon their respective Allocated Shares.

         23. INSURANCE; INDEMNIFICATION.

                  23.1 INDEMNIFICATION. Tenant hereby indemnifies, holds harmless and agrees to defend Landlord and Master Landlord and their Related Parties from and against all claims, damages, expenses (including, without limitation, attorneys' fees and reasonable investigative and discovery costs), liabilities and judgments on account of injury to persons, loss of life, or damage to property occurring on the Premises, the Project, the common areas, and the ways immediately adjoining the Premises and the Project, caused by the active or passive negligence or willful misconduct of Tenant, its agents, servants, or employees; provided, Tenant does not indemnify Landlord against any injury, loss of life, or damage which is caused by the active or passive negligence or willful misconduct of Landlord, its agents, servants or employees. Landlord hereby indemnifies, holds harmless and agrees to defend Tenant and its Related Parties from and against all claims, damages, expenses (including, without limitation, attorneys' fees and reasonable investigative and discovery costs), liabilities and judgments, on account of injury to persons, loss of life, or damage to property occurring in the Premises, the Project, the common areas, and the ways immediately adjoining the Premises and the Project caused by the active or passive negligence or willful misconduct of Landlord, its agents, servants or employees; provided, Landlord does not indemnify Tenant against any injury, loss of life or damage which is caused by the active or passive negligence or willful misconduct of Tenant, or Tenant's agents, servants or employees. The Parties' obligations with respect to indemnification hereunder shall remain effective notwithstanding the expiration or termination of this Lease, as to claims or liability arising or accruing prior to the expiration or termination of this Lease.

                  23.2 WAIVER OF CERTAIN RIGHTS. With respect to any loss or damage that may occur to the Premises (or any improvements thereon) or the respective property of the Parties therein, arising from any peril customarily insured under a special form (all risk) insurance policy, regardless of the cause or origin, excluding willful acts but including negligence of the Parties, their agents, servants or employees, the Party required to carry such insurance and suffering such loss hereby releases the other Party from all claims with respect to such loss except as specifically provided in SECTIONS 12 (alterations), 13 (maintenance and repair), and 24 (damage and destruction); and Landlord and Tenant mutually agree that their respective insurance companies shall have no right of subrogation against the other Party or the Master Landlord on account of any such loss, and each Party shall procure from its respective insurers under all policies of insurance a waiver of all rights of subrogation against the other Party and the Master Landlord which the insurance might otherwise have under such policies.

                  23.3 LIABILITY INSURANCE COVERAGE AND LIMITS. During the Transition Period, Tenant and Landlord each agrees to maintain and/or cause to be maintained, at no cost to the other Party, liability insurance insuring its interests against claims for personal injury, bodily injury, death and property damage occurring on, in or about the Premises and the ways immediately adjoining the Premises, with a "Combined Single Limit" (covering personal injury, bodily injury liability and property damage liability) of not less than Five Million Dollars ($5,000,000) for total claims for any one occurrence. Any insurance required to be provided under this Section may be in the form of blanket liability coverage so long as the blanket policy does not reduce the limits nor diminish the coverage required herein. After expiration of the Transition Period, Landlord shall not be required to maintain liability insurance as described in this SECTION 23.3.

                  23.4 OTHER INSURANCE. During the Transition Period, Landlord shall maintain such other policies of insurance as may be required under the Master Lease. Unless otherwise agreed to by the Parties, the cost of such other policies of insurance shall be ratably allocated between Landlord and Tenant based upon Landlord's Allocated Share and Tenant's Allocated Share. Landlord shall provide Tenant with a monthly statement of the cost of such other policies of insurance. Tenant agrees to pay as additional rent Tenant's Allocated Share of such cost of insurance within ten (10) days after being invoiced by Landlord. After expiration of the Transition Period, Tenant shall be solely responsible to maintain all policies of insurance as required (or may be required) under Section 9.1 of the Master Lease.

                  23.5 POLICY REQUIREMENTS. All policies of insurance shall (a) comply with the requirements of Sections 9.1 and 9.3 of the Master Lease, (b) insure the performance by Landlord or Tenant, as the case may be, of the indemnity agreements contained herein and in the Master Lease, and (c) contain a provision that the insurance company will furnish Master Landlord, Landlord and Tenant thirty (30) days advance written notice of any cancellation or lapse, or the effective date of any reduction in the amounts or scope of coverage. Each Party shall promptly notify the other Party and the Master Landlord of any asserted claim with respect to which such Party is or may be indemnified against hereunder and shall deliver to such Party and Master Landlord copies of process and pleadings.

                  23.6 CONTRACTOR'S INSURANCE. During the period of any construction on the Premises by or at the request of any Party, such Party agrees to obtain or require its contractor to obtain and thereafter maintain so long as such construction activity is occurring, at least the following minimum insurance coverage:

                           (a) Workers' compensation - statutory limits;

                           (b) Employer's liability - One Hundred Thousand
                  Dollars ($100,000);

                           (c) Comprehensive general liability and commercial
                  automobile liability with both Parties named as an additional insureds, as their interests may appear, in accordance with the following:

                                    (i) "Combined Single Limit" (covering
                           personal injury liability, bodily injury liability, and property damage liability) of not less than Five Million Dollars ($5,000,000) for total claims for any one occurrence;

                                    (ii) Independent Contractor's Liability or
                           Owner's Protective Liability with the same coverage as set forth in (i) above;

                                    (iii) Products/Completed Operations Coverage
                           which shall be kept in effect for two (2) years after completion of work;

                                    (iv) "XCU" Hazard Coverage, if applicable;

                                    (v) "Broad Form" Property Damage
                           Endorsements;

                                    (vi) "Personal Injury" Endorsements; and

                                    (vii) "Blanket Contractual Liability"
                           Endorsement.

                  23.7 WORKERS' COMPENSATION INSURANCE. Tenant agrees to maintain and keep in force, during the Term all Workers' Compensation and Employers' Liability Insurance required under applicable Workers' Compensation Acts.

         24. DAMAGE AND DESTRUCTION.

                  24.1 MASTER LANDLORD'S DUTY TO REPAIR. If the Premises or access to it is wholly or partially destroyed by fire or other casualty ("CASUALTY EVENT"), the Master Landlord shall be obligated to restore the Premises, unless the Master Lease is terminated by Landlord or Master Landlord under the Master Lease. Tenant hereby acknowledges that Landlord shall not in any event be required to repair or restore the Premises.

                  24.2 TERMINATION BY MASTER LANDLORD. Tenant hereby acknowledges that the Master Lease may be terminated by Master Landlord after a Casualty Event in accordance with Section 11.2 of the Master Lease. If Master Landlord elects to so terminate the Master Lease, this Lease shall automatically terminate.

                  24.3 TERMINATION BY TENANT. Landlord hereby agrees that Landlord will not terminate the Master Lease in accordance with Section
         11.3 of the Master Lease after a Casualty Event without the prior written consent of Tenant.

                  24.4 ABATEMENT OF RENT. If Landlord's rent under the Master Lease abates after a Casualty Event in accordance with Section 11.4 of the Master Lease, rent hereunder shall abate in the same manner and to the same extent as provided in Section 11.4 of the Master Lease.

         25. CONDEMNATION.

                  25.1 TERMINATION BY MASTER LANDLORD. Tenant hereby acknowledges that if all or any material part of the Premises shall be condemned or taken by any public authority or by any other person or corporation under any statute, by eminent domain or by any transfer in lieu thereof ("TAKING"), the Master Lease is subject to termination by Master Landlord in accordance with Section 12.1 of the Master Lease. If Master Landlord so elects to terminate the Master Lease as a result of a Taking, this Lease shall automatically terminate.

                  25.2 TERMINATION BY TENANT. In the event of a Taking, Landlord hereby agrees that Landlord will not terminate the Master Lease pursuant to Sections 12.2 and 12.4 of the Master Lease without the prior written consent of Tenant.

                  25.3 RESTORATION. If the Master Lease is not terminated after a Taking, Master Landlord shall be solely obligated to restore the remaining portion of the Premises.

                  25.4 ABATEMENT OF RENT. If Landlord's rent under the Master Lease abates as a result of a Taking in accordance with Section 12.3 or
         Section 12.4 of the Master Lease, rent hereunder shall abate in the same manner and to the same extent as provided in Section 12.3 and
         Section 12.4 of the Master Lease.

         26. SIGNS.

                  26.1 GENERALLY. Tenant may place signs on the Premises upon the terms and conditions specified in the Sign Criteria, Declaration of Covenants, Conditions, and Restrictions of Montague Park (the "SIGN DECLARATION") attached to the Master Lease as Exhibit D, as the same may be amended from time to time, so long as Tenant first obtains the approval of Master Landlord (if required by the Master Lease ) and the Approving Agent (as defined in the Sign Declaration) for the location and design of any lobby door signs, exterior signs and window display signs on the Premises, PROVIDED, HOWEVER, that during the Transition Period, and with such approval as may be required as described above, Landlord and Tenant may, at their sole expense respectively, place their logos on the lobby doors and/or on the lobby walls. Landlord and Tenant agree to cooperate in good faith in the placement of any approved lobby signage or lobby door decals. Any permitted sign shall be of a neat character and design, and shall advertise or refer only to the kind and character of business which Tenant is permitted to conduct on the Premises. No signs shall be displayed by Tenant and no showcases, merchandise, obstructions, or any advertising device of any kind whatsoever shall be placed by Tenant in or on the sidewalks, or other Common Area of the Project, and Tenant shall not install any awnings on the Premises without Landlord's prior written consent.

                  26.2 EXISTING MONUMENT SIGN. During the Term, Tenant shall have the right, at its sole cost and expense and subject to any required approvals under the Master Lease, to display its logo or design in the position to which Landlord is entitled on the existing Project monument sign, PROVIDED, HOWEVER, that during the Transition Period, subject to any approvals required under the Master Lease, both Landlord and Tenant may display their respective logo or design in Landlord's position on the existing Project monument with each Party responsible for the expense of its respective logo or design. The Parties agree to cooperate in good faith in the design and display of such logos and designs during the Transition Period.

         27. ASSIGNMENT, SUBLETTING, AND ENCUMBRANCES.

                  27.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or involuntarily assign, transfer, mortgage, pledge or encumber this Lease or any interest therein, and shall not sublet the Premises or any part thereof without the prior written consent of Master Landlord and Landlord. Master Landlord's consent shall be obtained in accordance with the Master Lease. Landlord's consent (i) may be withheld in the sole discretion of Landlord during the Transition Period, and (ii) may not be unreasonably withheld by Landlord after expiration of the Transition Period. Any attempt by Tenant to assign its interest in this Lease or sublet the Premises without such consent shall be null and void and shall be deemed a breach of this Lease by Tenant. Any such assignment or sublease to which Master Landlord and Landlord consent shall comply with the terms of this Lease and the Master Lease.

                  27.2 TENANT'S APPLICATION TO ASSIGN OR SUBLEASE. If Tenant desires at any time to assign this Lease or sublet the Premises or any portion thereof, Tenant shall submit to Landlord, at least sixty (60) days prior to the proposed effective date of the assignment or sublease ("PROPOSED EFFECTIVE DATE"), in writing: (a) a notice of intention to assign or sublease setting forth the Proposed Effective Date, which shall be not less than sixty (60) days after Landlord's receipt of such notice; (b) the name of the proposed subtenant or assignee and resume setting forth the business experience of the proposed subtenant or assignee; (c) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (d) the terms and provisions of the proposed sublease or assignment; (e) such financial information as Landlord or Master Landlord may require concerning the proposed subtenant or assignee, including, without limitation, a financial statement of the proposed subtenant or assignee compiled by a certified public accountant; (f) references Landlord may call upon to verify any representations made with respect to the proposed subtenant or assignee, as well as its reputation for timely payment of obligations; and (g) such other information as may be required by the Master Landlord under the Master Lease. Landlord will notify Tenant of its approval or disapproval of the proposed sublease or assignment prior to the Proposed Effective Date.

                  27.3 LANDLORD'S OPTION TO TERMINATE. If Landlord does not consent to Tenant's proposed sublease or assignment pursuant to SECTION
         27.1 of this Lease, then by written notice to Tenant at any time within thirty (30) days after Landlord's receipt of the information specified in SECTION 27.2 of this Lease, Landlord may, but shall not be required to elect:

                           (a) to sublease the Premises or such portion thereof
                  to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder or such part thereof as shall be specified in such notice, upon the same terms as those offered to the proposed subtenant or assignee, as the case may be; or

                           (b) to terminate this Lease as to the portion of the
                  Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder.

                           No termination of this Lease shall become effective
                  without the prior written consent of the holder of any first deed of trust to which this Lease is subject.

                  27.4 ASSIGNMENT OR SUBLEASE PROFIT. Unless otherwise agreed to by the Parties in writing, for any approved assignment or sublease of all or a portion of the Premises where the rent reserved in the assignment or sublease exceeds the rent or pro rata portion of the rent, as the case may be, for such space reserved in this Lease, Tenant shall pay Landlord monthly, as additional rent, at the same time as the payment of rent required hereunder, the excess of the rent reserved in the assignment or sublease over the rent reserved in this Lease applicable to the assigned or subleased space. For any approved assignment or sublease of this Lease or the Premises, Tenant shall pay Landlord, immediately upon receipt, all consideration received by tenant as a result of such assignment or sublease.

                  27.5 FEES FOR REVIEW. If Tenant shall apply for an assignment, sublease, or encumbrance under this SECTION 27, Tenant shall pay to Landlord an application fee equal to the greater of (a) the sum of Five Hundred Dollars ($500.00) as a non-refundable fee for Landlord's time and processing incurred in connection with reviewing such application and (b) such fee and costs that may assessed against Landlord by the Master Landlord to review such proposed assignment. In addition to such fee, Tenant shall pay to Landlord, if Landlord retains the services of an attorney to review such application, all reasonable attorneys' fees incurred by Landlord in connection with such review, in an amount not to exceed One Thousand and no/100 Dollars ($1,000) in each instance, unless otherwise agreed to by the Parties in writing. Tenant's obligation to pay Landlord such amounts as described in this
         SECTION 27.5 shall be payable regardless of whether consent to the proposed transfer is granted by Landlord and/or Master Landlord.

                  27.6 NO RELEASE OF TENANT OR GUARANTOR. No assignment or subletting by Tenant shall relieve Tenant or any guarantor of any obligation to be performed by Tenant under this Lease, whether occurring before or after such assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision, or other transfer or be a release of Tenant or any guarantor from any obligation under this Lease or under any guaranty documents, as the case may be.

                  27.7 ASSUMPTION OF OBLIGATIONS. Each permitted assignee or sublessee shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease, including payment of the full amount of rent set forth in the assignment or sublease. No assignment or sublease shall be binding on Landlord unless Landlord shall have given its written consent thereto and such assignee or sublessee shall deliver to Landlord a fully executed original of such assignment or sublease and an instrument in recordable form which contains a covenant of assumption by the assignee or sublessee satisfactory in substance and form to Landlord consistent with the above requirements (but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability).

                  27.8 ASSIGNMENT. For purposes of this SECTION 27, each of the following shall constitute an "ASSIGNMENT": (a) if Tenant is a partnership, a withdrawal or change, voluntarily, involuntarily, or by operation of law, of any partner or the dissolution of the partnership;
         (b) if Tenant consists of more than one person, a purported assignment, voluntarily, involuntarily, or by operation of law, from one person to another; (c) if Tenant is a corporation (whose stock is not traded through an exchange or over the counter) any liquidation, dissolution, merger, consolidation or other reorganization of Tenant, or the sale, exchange, trade, assignment, hypothecation or other transfer of an aggregate of twenty five percent (25%) or more of the capital stock of Tenant, or the sale of an aggregate of twenty five percent (25%) or more of the value of the assets of Tenant; and (d) such event or events that are deemed to be an assignment under the Master Lease.

                  27.9 VESTING. Landlord's rights under this SECTION 27 irrevocably vest upon receipt of Tenant's notice of intent to assign, encumber or sublease, and no attempted withdrawal of such notice by Tenant shall affect such rights.

         28. HOLDING OVER. This Lease shall terminate without further notice at the expiration of the Term. Any holding over by Tenant after expiration of the Term shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Premises except as expressly provided in this Lease. Any holding over after such expiration with the written consent of Landlord and Master Landlord shall be construed to be a tenancy from month to month on the same terms and conditions herein specified insofar as applicable except that rent payable hereunder shall be increased to an amount equal to 150% of the monthly rent payable during the last full calendar month of the Term.

         If Tenant holds over after the expiration or earlier termination of the Lease term without the written consent of Landlord and Master Landlord, Tenant shall become a tenant at sufferance only, at a rental rate equal to 175% of the monthly rent payable during the last full calendar month of the Term, and otherwise upon the terms, covenants and conditions of this Lease. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The provisions of this SECTION 28 are in addition to and do not affect Landlord's or Master Landlord's right of reentry or any other rights of Landlord hereunder or of Master Landlord under the Master Lease or as otherwise provided by law.

         If Tenant fails to surrender the Premises upon the termination of this Lease, Tenant shall indemnify and hold Landlord and Master Landlord harmless from any loss or liability resulting from such failure to surrender, including, without limitation, any claims made by any succeeding tenant arising out of such failure.

         29. QUIET ENJOYMENT. Subject to the provisions of this Lease and the Master Lease, and conditioned upon performance of all of the provisions to be performed by Tenant hereunder, Landlord shall secure to Tenant during the Term the quiet and peaceful possession of the Premises and all rights and privileges appurtenant thereto.

         30. SUBORDINATION & ATTORNMENT; ESTOPPEL CERTIFICATES. This Lease is junior, subject, and subordinate to all ground leases, the Master Lease, mortgages, deeds of trust, and other security instruments of any kind now or in the future encumbering the Premises, the Project, or any portion thereof. Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease as may be requested by Landlord. In the event of the foreclosure of any such lien or encumbrance, or the transfer of title to or Landlord's leasehold interest in the Premises or the Project, Tenant shall attorn to the transferee, and will recognize such transferee as Landlord under this Lease provided Tenant's right to quiet possession of the Premises is not affected as a result of such foreclosure or transfer and that Tenant receives a notice from Landlord informing Tenant of such change. Tenant shall at any time and from time to time upon not less than fifteen (15) days prior notice from Landlord, execute, acknowledge and deliver to Landlord, Master Landlord or any proposed mortgagee, purchaser or successor in interest, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge, and stating such other reasonable matters as Landlord may request. Tenant acknowledges that any such statement delivered pursuant to this Section may be relied upon by

Landlord, any prospective mortgagee, ground lessor, Master Landlord or other like encumbrance thereof or any assignee of any such encumbrance upon the Premises or the Project.

         31. DEFAULT BY TENANT. The occurrence of any one or more of the following events shall be deemed a default ("DEFAULT"):

                  31.1 Tenant shall fail to pay any rent to Landlord when the same is due, and such failure continues for three (3) days after Landlord has given Tenant written notice specifying the amount due (it being agreed, however, Landlord shall have no obligation to give Tenant more than three (3) of such notices in any calendar year); provided, any such notice shall be in lieu of, and not in addition to, any statutory unlawful detainer notice provided for in the state in which the Premises are located.

                  31.2 Tenant shall fail to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for twenty (20) days (except where a different period of time is specified in this Lease) after written notice by Landlord to Tenant; provided, that any such notice shall be in lieu of, and not in addition to, any statutory unlawful detainer notice provided for in the state in which the Premises are located. If the nature of such default is such that the same cannot be cured within such twenty
         (20) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion.

                  31.3 Tenant shall file a voluntary petition in bankruptcy or a petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the bankruptcy laws, or Tenant shall make an assignment for the benefit of creditors;

                  31.4 An involuntary petition in bankruptcy against Tenant or petition or answer made by a person other than Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief against Tenant of the same or different kind under any provision of the bankruptcy laws is filed or if a receiver is appointed having jurisdiction of the business property or assets of Tenant on the Premises, and, in any of such events, if Tenant shall not properly commence and expeditiously pursue action to dismiss any such involuntary petition or answer or to vacate such receivership and, if after diligently exhausting Tenant's remedies, such petition shall not be dismissed or the receivership vacated;

                  31.5 Tenant makes or has made or furnishes any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished;

                  31.6 Tenant fails to cause a release, within ten (10) days after receipt by Tenant of a notice informing Tenant of the filing of any lien arising out of any work performed, materials furnished, or obligations incurred by or for Tenant, which has been filed against the Premises;

                  31.7 Tenant attempts to transfer, assign, sublet or permit the occupancy of the Premises in contravention of SECTION 27 of this Lease;

                  31.8 Tenant vacates or abandons the Premises; or

                  31.9 Tenant's act or failure to act that results in a default under the Master Lease.

                  31.10 Tenant's default under the Non-Disclosure Agreement described in SECTION 20.2.

         32. REMEDIES.

                  32.1 RIGHTS AND REMEDIES. Upon the occurrence of a Default, Landlord shall have, in addition to any other rights or remedies provided in this Lease or otherwise available at law or in equity, the following rights and remedies:

                           (a) Landlord shall have the immediate right to
                  re-enter the Premises and expel Tenant or any person or persons occupying the same, with or without legal process, and in any such event, Tenant agrees to peacefully and quietly yield-up and surrender the Premises to Landlord.

                           (b) Landlord may elect to either terminate this Lease
                  by giving written notice to Tenant or from time to time and without terminating this Lease (or Tenant's right to possession of the Premises), attempt to relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental and upon such other terms and conditions as Landlord deems advisable; provided, Landlord shall use its good faith efforts to obtain the best terms and conditions available thereon using reasonable business judgment under the circumstances. Upon any such reletting, Tenant shall immediately vacate the Premises and Tenant shall be immediately liable to pay to Landlord the cost and expense of such reletting, the cost of any alterations and repairs reasonably deemed necessary by Landlord to affect such reletting and the amount, if any, by which the rent reserved in this Lease for the period of such reletting (but not beyond the Term of this Lease then in effect) exceeds the amount agreed to be paid as rent for the Premises for such period of reletting.

                           (c) If Landlord elects to terminate this Lease,
                  Landlord may recover from Tenant:

                                    (i) The worth at the time of award of the
                           unpaid rent which had been earned at the time of termination;

                                    (ii) The worth at the time of award of the
                           amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                                    (iii) The worth at the time of award of the
                           amount by which the unpaid rent for the balance of the term then in effect after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

                                    (iv) Any other amounts necessary to
                           compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                                    (v) At Landlord's election, such other
                           amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law of the State of which the Premises are located.

                  The "WORTH AT THE TIME OF AWARD" of the amounts referred to in SUBSECTIONS (i), (ii) and (iii) shall be computed by discounting such amount at a rate equal to one percent (1%) plus the discount rate then in effect at the Federal Reserve Bank of San Francisco. If any loss shall limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such law.

                           (d) If a Default occurs and Landlord elects not to
                  terminate the Lease, as provided above, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rent as it becomes due under this Lease.

                           (e) Notwithstanding any reletting without termination
                  by Landlord because of any Default, Landlord may at any time after such reletting elect to terminate this Lease for any such Default. No acceptance by Landlord of a lesser sum than that due by Tenant nor any endorsement or statement or any check or letter accompanying any check shall be deemed an accord and satisfaction.

                           (f) If Tenant's act or failure to act results in a
                  default under the Master Lease, Landlord may exercise the same remedies against Tenant as the Master Landlord may assess from time to time against Landlord.

                  32.2 CUMULATIVE NATURE OF RIGHTS. The rights of Landlord hereunder are cumulative and non-exclusive and Landlord may pursue any and all rights and remedies permitted under the law of the State in which the Premises are located.

                  32.3 ABANDONMENT OF PERSONAL PROPERTY. Whenever Landlord shall re-enter the Premises pursuant to this Lease, any personal property, not the property of Landlord, which remains in or about the Premises upon the expiration of the Term (or within forty eight (48) hours after a termination by reason of Tenant's default or abandonment), shall be considered abandoned and Landlord may retain and use the same as its own property in every respect, or at its option may remove any or all of such items and dispose of the same in any manner or respect or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ten (10) days or more, Landlord at its option may sell any or all such property at public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper without notice to or demand upon Tenant for the payment of all or any part of such charges, or the removal of any such property. Landlord shall apply the proceeds of such sale first to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs of or charges for storing any such property; third, to the payment of any sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord's re-entering and taking possession of the Premises or removing, storing, releasing or disposing of the property belonging to Tenant or to any other person or firm as herein provided, and Tenant shall indemnify and hold harmless Landlord and its Related Parties therefrom and no such reentry shall be considered or construed to be a forcible entry. Notwithstanding anything herein to the contrary, Landlord shall be under no obligation to release any personal property remaining upon the Premises to Tenant or any other person unless and until Tenant delivers to Landlord a cash security deposit in an amount equal to the fair market value of such personal property to secure performance of Tenant's obligations hereunder.

                  32.4 BANKRUPTCY PROVISIONS. The following provisions shall apply if Tenant shall file a voluntary petition in bankruptcy or a petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the bankruptcy laws, or if an involuntary petition in bankruptcy against Tenant, or petition or answer made by a person other than Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief against Tenant of the same or different kind under any provision of the bankruptcy laws, is filed:

                           (a) "Adequate Assurance," as used in 11 U.S.C.
                  Section 365(b)(1)(A) and (B), or in any amendments thereto, shall mean, in addition to any other requirements under federal or state law and applicable case law, at least:

                                    (i) segregating a sufficient amount of cash,
                           in an account at an independent domestic financial institution, to pay the amount which Landlord claims to be due under this Lease;

                                    (ii) granting to Landlord a valid first lien
                           and security interest (in form acceptable to Landlord) in property of the Tenant having a value, as established by a current independent appraisal, of at least twice the amount which Landlord claims to be due under this Lease; or

                                    (iii) granting to Landlord an irrevocable
                           letter or credit, bond or other guarantee of payment (in form acceptable to Landlord) from an independent third party for the amount which Landlord claims to be due under this Lease.

                           (b) "Adequate Assurance of Future Performance," as
                  used in 11 U.S.C. Section 365(b)(1)(C), or in any amendments thereto, shall mean, in addition to any other requirements under federal or state law and applicable case law, at least:

                                    (i) depositing with Landlord, as security
                           for the timely performance of rent and other monetary obligations, in addition to any other security deposits required of Tenant under this Lease, an amount equal to the sum of three (3) months' rent and three (3) months' of Tenant's annual obligation under this Lease for the immediately preceding twelve (12) months for Tenant's Share of Common Operating Expenses (see SECTION 20), taxes, and similar charges; and

                                    (ii) identifying adequate sources, to
                           Landlord's reasonable satisfaction, from which the rent and other consideration due under this Lease will be paid or satisfied, in light of Tenant's other obligations which arise out of or relate to Tenant's bankruptcy case.

         33. WAIVER OF NOTICE. Notwithstanding any other provision contained in this Lease relating to notice: (a) if the Tenant is required to comply with any governmental regulation or order within a period less than that to which Tenant would otherwise be entitled to notice hereunder, Tenant shall not be entitled to notice from Landlord beyond the period within which compliance may be required by such regulation or order; or (b) if the Premises require emergency repairs which Tenant would otherwise be obligated to make under this Lease, but which Tenant is then unable or unwilling to make, Landlord may, without notice, elect to make such repairs for the account and at the expense of Tenant. Any amount so paid shall be immediately due and owing from Tenant to Landlord as additional rent.

         34. LATE CHARGES. Tenant acknowledges that late payment by Tenant to Landlord of any amount due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Therefore, if any amount due hereunder from Tenant is not received by Landlord when any such amount is due, Tenant shall pay to Landlord an additional sum of six percent (6%) of the overdue amount as a late charge. The Parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount nor prevent Landlord from exercising any of the other rights and remedies of the Landlord under this Lease.

         35. QUARTERLY ADVANCE PAYMENTS. If Tenant during any six (6) month period shall be more than five (5) days delinquent in the payment of any rent or other payable amount by Tenant hereunder on three (3) or more occasions, then, notwithstanding anything herein to the contrary, Landlord may, by written notice to Tenant, elect to require Tenant to pay all rent and additional rent amounts quarterly in advance. Such right shall be in addition to and not in lieu of any other right or remedy available to Landlord hereunder or at law on account of Tenant's default hereunder.

         36. INTEREST. Except as expressly provided otherwise in this Lease, any sum owing to Landlord under the terms and provisions of this Lease which shall not be paid when due shall bear interest at eighteen (18%) (or the maximum interest permitted by law, whichever is less) per annum from the date the same becomes due and payable by the terms and provisions of this Lease until paid (the "INTEREST RATE"); provided, any amounts paid by Landlord to third parties on behalf of Tenant or to cure any default of Tenant hereunder shall bear interest at the Interest Rate from the date Landlord paid such amounts; and further provided, any obligation of Tenant to pay shall continue to bear interest at the Interest Rate after any breach of this Lease.

         37. LANDLORD'S DEFAULT; NOTICE TO LENDER.

                  37.1 LANDLORD'S DEFAULT. In the case of a monetary default, Landlord shall have a period of thirty (30) days after notice thereof from Tenant to cure such monetary default. In the case of a non-monetary default, Landlord shall commence promptly to cure such default immediately after receipt of written notice from Tenant specifying the nature of such default and shall complete such cure within sixty (60) days thereafter, provided that if the nature of the non-monetary default is such that it cannot be cured within such sixty
         (60) day period, Landlord shall have such additional time as may be reasonably necessary to complete its performance so long as Landlord has proceeded with diligence since its receipt of Tenant's notice and is then proceeding with diligence to cure such default.

                  37.2 NOTICE TO LENDER. Whenever Tenant is required to serve notice of Landlord's default, written notice shall also be served at the same time upon any mortgagee under any mortgage or any beneficiary under any deed of trust. Such mortgagee or beneficiary shall have the periods of time within which Landlord has to cure its default under this SECTION 37. Any representative of the mortgagee or beneficiary shall have the right to enter upon the Premises for the purpose of curing Landlord's default. Such mortgagee or beneficiary shall notify Landlord and Tenant in the manner provided herein of the address of such mortgagee or beneficiary to which such notice shall be sent, and the agreements of Tenant hereunder are subject to prior receipt of such notice from such mortgagee or beneficiary.

         38. BROKER'S COMMISSION. Landlord represents and warrants that it has not entered into any contracts with any brokers or finders nor has Landlord obligated itself to pay any real estate commissions or finders' fees on account of the execution of this Lease, except the following: Cooper/Brady General Partnership, d.b.a. CRESA Partners ("LANDLORD'S BROKER"). Tenant represents and warrants that it has not entered into any contracts with any brokers or finders, nor obligated itself to pay any brokers' commission or finders' fee on account of the execution of this Lease, other than Cornish & Carey Commercial and San Diego Commercial (collectively "TENANT'S BROKER"). Based on such representations and warranties, each Party indemnifies and holds the other Party harmless from any claims, damages, expenses, liabilities, liens or judgments (including costs, expenses and attorneys' fees in defending the same) which arise on account of any claim that real estate commissions or finders' fees (including those identified above) are payable and have not been discharged in their entirety. Upon execution of this Lease, Landlord shall pay a commission in the aggregate total of 4.0% of the total rental value of the Lease to Tenant's Broker. Landlord shall pay a commission to Landlord's Broker pursuant to a separate written agreement between Landlord and Landlord's Broker.

         39. ADDITIONAL SECURITY. In addition to the security deposit set forth in SECTION 3 of this Lease, as additional security for Tenant's prompt and faithful performance of its obligations hereunder, Landlord shall have a security interest in Tenant's furniture, fixtures, equipment and other personal property located upon the Premises. If Landlord requests, Tenant shall provide Landlord a UCC-1 which may be filed with the appropriate state agency and in the county records of the county in which the Premises are located. Tenant further agrees to execute such further documentation as may be necessary to allow Landlord to perfect its security interest in such items.

         40. WAIVER OF DEFAULT. The waiver by either Party of any default in the performance by the other of any covenant contained herein shall not be construed to be a waiver of any preceding or subsequent default of the same or any other covenant contained herein. The subsequent acceptance of rent or other sums hereunder by Landlord shall not be deemed a waiver of any preceding default other than the failure of Tenant to pay the particular rent or other sum or portion thereof so accepted, regardless of Landlord's knowledge of such preceding default at the time of acceptance of such rent or other sum.

         41. EFFECT OF LANDLORD'S ASSIGNMENT. If during the Term Landlord assigns or otherwise transfers its interest in the Premises or this Lease, then from and after the effective date of such assignment, Landlord shall be released and discharged from any and all further obligations and responsibilities under this Lease, except those accrued of which Landlord has notice at the time of the assignment. Landlord shall provide Tenant with written notice of the assignment of its interest in the Premises; provided, failure to provide such notice shall not defeat the release and discharge contained in this SECTION 41.

         42. NOTICES AND PLACE FOR PAYMENT OF RENT. All notices, requests, demands, and other communications hereunder shall be in writing and shall be given by (a) established express delivery service which maintains delivery records, (b) hand delivery, or (c) certified or registered mail, postage prepaid, return receipt requested, to the Parties at the following addresses, or at such other address as the Parties may designate by written notice in the above manner:

         To Landlord:               Evans & Sutherland Computer Corporation
                                    600 Komas Drive
                                    Salt Lake City, Utah 84108
                                    Attn: Bruce Lyman
                                    Fax: (801) 588-4517


         With a copy to:            Snell & Wilmer
                                    111 East Broadway, Suite 900
                                    Salt Lake City, Utah 84111
                                    Attn: W. Brian Hulse
                                    Fax: (801) 237-1950

         To Tenant:                 Adesso Healthcare Technology Services, Inc.
                                    101 Park Center Plaza, Suite 1200
                                    San Jose, CA 95113
                                    Attn: Brian K. Barnard
                                    Fax: (408) 297-9972

Communications may also be given by fax, provided the communication is concurrently given by one of the above methods. Notices are effective upon receipt, or upon attempted delivery if delivery is refused or if delivery is impossible because of failure to provide a reasonable means for accomplishing delivery. Rent shall be paid to Landlord at the address set forth in this Section.

         43. MISCELLANEOUS.

                  43.1 CONSENT. In consideration of each covenant made elsewhere under this Lease, wherein one of the Parties agrees not to unreasonably withhold consent or approval, the requesting Party hereby releases the other and waives all claims for damages arising out of or connected with any alleged or claimed unreasonable withholding of consent or approval.

                  43.2 INTERPRETATION. The captions by which the Sections of this Lease are identified are for convenience only and shall have no effect upon the interpretation of this Lease. Whenever the context so requires, the singular shall include the plural, the plural shall refer to the singular, the neuter gender shall include the masculine and feminine genders, and the words "Landlord", "Tenant", and "person" shall include corporations, partnerships, associations, other legal entities, and individuals. If either Party consists of more than one person, each person shall be jointly and severally liable hereunder. If any provision of this Lease shall be held invalid by a court, the remaining provisions shall remain in full force and effect and shall in no way be impaired thereby.

                  43.3 ENTIRE AGREEMENT. Subject to the Master Lease, all of the agreements made by the Parties are contained in this Lease, and this Lease supersedes and cancels any and all negotiations, arrangements, brochures, agreements, representations, and understandings, if any, between the Parties with respect to the subject matter thereof and shall not be used to interpret or construe this Lease. Landlord has made no representation to Tenant other than those contained herein, and Tenant's reliance in entering into this Lease is based solely upon the terms, covenants and conditions contained herein. This Lease shall be interpreted and construed only by the content hereof, there shall be no presumption or standard of construction in favor of or against either Party, and this Lease cannot be modified in any respect except by a writing executed by Landlord and Tenant.

                  43.4 CORPORATE RESOLUTIONS. The individuals who execute this Lease represent and warrant that they are duly authorized to execute this Lease on behalf of Landlord or Tenant, as the case may be, that the Parties named are all the necessary and proper Parties, and that no other signature, act or authorization is necessary to bind such entity to the provisions of this Lease.

                  43.5 SEVERABILITY. The invalidity or unenforceability of any provision of this Lease, as determined by a court, shall in no way affect the validity and enforceability of any of the remaining provisions hereof.

                  43.6 CHOICE OF LAW. This Lease shall be construed according to and governed by the laws of the State in which the Premises are located.

                  43.7 RECORDING. This Lease shall not be recorded; but, at Landlord's request, Landlord and Tenant shall execute a memorandum of lease which shall be recorded.

                  43.8 REMEDIES CUMULATIVE. The various rights, elections, and remedies of Landlord and Tenant contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any of the others or of any right, priority, or remedy allowed or provided for by law.

                  43.9 LEGAL COSTS. In the event that either Party brings or commences a legal proceeding to enforce any of the terms of the Lease, the prevailing Party in such action shall have the right to recover reasonable attorneys' fees and costs from the other Party to be fixed by the court in the same action. The term "legal proceedings" shall include appeals from a lower court judgment as well as proceedings in the Federal Bankruptcy Court ("BANKRUPTCY COURT"), whether or not they are adversary proceedings or contested matters. The "PREVAILING PARTY"
         (a) as used in the context of proceedings in the Bankruptcy Court means the prevailing Party in an adversary proceeding or contested matter, or any other actions taken by the non-bankruptcy Party which are reasonably necessary to protect its rights under this Lease, and (b) as used in the context of proceedings in any court other than the Bankruptcy Court shall mean the Party that prevails in obtaining a remedy or relief which most nearly reflects the remedy or relief which the Party sought; so that, for example, the prevailing Party may be a Party which is ordered to pay $100 where the obligation to pay $80 was undisputed and the claiming Party claimed that it was entitled to $1,000.

                  43.10 NO PARTNERSHIP. Landlord shall not in any way or for any purpose be deemed a partner, joint venturer, or member of any joint enterprise with Tenant.

                  43.11 SUBTENANCIES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation of this Lease shall not affect a merger and shall, at Landlord's option, terminate all existing subtenancies or operate as an assignment to Landlord of any or all of such subtenancies.

                  43.12 SUCCESSORS. Each and every covenant and condition of this Lease shall bind and shall inure to the benefit of the Parties and their successors. Every covenant and condition of this Lease shall be binding upon all assignees, subtenants, licensees, and concessionaires of Tenant.

                  43.13 INDEPENDENT COVENANTS. Each provision set forth herein, pursuant to which Tenant is required to pay rent shall be and is a covenant of Tenant independent of any other term, condition or covenant contained in this Lease. In the event Tenant shall claim any breach of any covenant, representation, warranty, promise, condition or term of this Lease, Tenant shall not be entitled to offset the claimed amount of damages against any rental or other payments due hereunder, it being expressly agreed that such covenant to pay such amount shall be independent of any obligation of Landlord hereunder.

                  43.14 ASSIGNMENT OF RENTS AND PROFITS. If Tenant defaults hereunder, including, without limitation, a default regarding rent or other charges due hereunder, Tenant hereby grants to and confers upon Landlord the right, power and authority to collect all rents and profits received by Tenant as a result of the possession by Tenant of the Premises. Such amounts shall include, without limitation, amounts due under sublease, license or concessionaire agreements. Upon any such default, Landlord shall have the right to collect such rents and profits, including those past due and unpaid. Landlord's collection of such rents and profits shall not cure, waive or satisfy any default or notice of default hereunder.

                  43.15 INJUNCTIVE RELIEF. SECTION 8 of this Lease defines the sole and only use of the Premises allowed under the terms of this Lease. In the event Tenant, any assignee, subtenant, licensee or concessionaire of Tenant utilizes the Premises or a portion of the Premises in any other manner, Landlord shall be entitled to injunctive relief enjoining such utilization of the Premises in addition to any other remedy. The Parties expressly agree that utilizing the Premises in a manner inconsistent with, in excess of, or different from the use permitted by this Lease would cause severe, material and irreparable damage to Landlord and that injunctive relief is necessary and appropriate to provide an adequate remedy. As a result, in addition to all other legal or equitable remedies to which the Landlord is entitled, Landlord shall also be entitled to the foregoing injunctive relief.

                  43.16 WAIVER OF JURY TRIAL. Landlord and Tenant each acknowledges that it is aware of and has had the advice of counsel of its choice with respect to its rights to trial by jury under the constitutions of the United States and the State in which the Premises are located, and each Party hereby expressly and knowingly waives and releases all such rights to trial by jury in any action, proceeding or counterclaim brought by either Party against the other (or against their officers, directors, employees, agents or subsidiary or affiliated entities) on any matters whatsoever arising out of or in any way connected with this Lease and any dispute arising from or connected with such matter shall not be tried by jury.

                  43.17 CONFIDENTIALITY OF DISPUTES. If a dispute arises under this Lease, Landlord and Tenant agree to keep both the substance and the existence of such dispute confidential, except as such disclosure to third persons or entities is: (a) reasonably required to defend or prosecute such dispute; or (b) required by law.

         IN WITNESS WHEREOF, the Parties have executed this Lease as of the day and year first above written.

                                    LANDLORD:

                                    EVANS & SUTHERLAND
                                    GRAPHICS CORPORATION,
                                    a Utah corporation

                                    By     /s/ Bruce Lyman
                                      ------------------------------------
                                    Its    Vice President
                                       -----------------------------------

TENANT ACKNOWLEDGES THAT BEFORE SIGNING THIS LEASE IT HAS THOROUGHLY REVIEWED THIS LEASE, REVIEWED THIS LEASE WITH COUNSEL, UNDERSTANDS IT MAY BE WAIVING CERTAIN RIGHTS, AND AGREES TO ABIDE BY ALL TERMS AND PROVISIONS OF THIS LEASE (INCLUDING, WITHOUT LIMITATION, THE PROVISIONS OF THE SECTIONS ENTITLED "ASSIGNMENT, SUBLETTING, AND ENCUMBRANCES", "CONDITION OF THE PREMISES", AND "WAIVER OF JURY TRIAL").

                                    TENANT:

                                    ADESSO HEALTHCARE
                                    TECHNOLOGY SERVICES, INC.,
                                    a California corporation

                                    By     /s/ Brian Barnard
                                      ------------------------------------
                                    Its    President and CEO
                                       -----------------------------------

                                    By
                                      ------------------------------------
                                    Its
                                       -----------------------------------

                                    EXHIBIT A

                                    PREMISES


                                      [MAP]

                                    EXHIBIT B

                               HAZARDOUS MATERIALS

                                   EXHIBIT "H"

                        Hazardous Materials Questionnaire

                                 ACKNOWLEDGEMENT


THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT IT (Mark One):



   X      Does not use any hazardous materials other than minor amounts of
------ reproduction and janitorial chemicals consistent with routine office uses.
         (NO NEED TO FILL OUT THE ATTACHED HAZARDOUS MATERIAL QUESTIONNAIRE.)


          Does not use hazardous materials in a manner or in a quantity
------ requiring the preparation of a hazardous material management plan or any other documents under California Health and Safety Code Section 25503.5.
          (PLEASE FILL OUT THE ATTACHED HAZARDOUS MATERIAL QUESTIONNAIRE.)


          Uses only those chemicals identified in the attached questionnaire in
------ accordance with the provisions of the attached hazardous materials management plan, which has been approved by the Fire Department of the City of ___________________ and is in full forces and effect.
          (PLEASE FILL OUT THE ATTACHED HAZARDOUS MATERIAL QUESTIONNAIRE AND ATTACH A COPY OF YOUR HAZARDOUS MATERIALS MANAGEMENT PLAN.)

THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT IT HAS COMPLIED IN ALL RESPECTS TO THE PROVISIONS OF LOCAL, STATE AND FEDERAL LAW AND THE HAZARDOUS MATERIALS MANAGEMENT PLAN ATTACHED HERETO IN CONNECTION WITH ITS STORAGE, USE AND DISPOSAL OF HAZARDOUS MATERIALS AND THAT IT HAS DISPOSED OF HAZARDOUS MATERIALS ONLY BY
(1) DISCHARGE TO APPROPRIATELY TREATED WASTE TO A PUBLICLY OWNED TREATMENT WORK IN ACCORDANCE WITH A VALID AND ENFORCEABLE WASTE DISCHARGE PERMIT AND (2) DELIVERY OF HAZARDOUS WASTES TO A PROPERLY LICENSED WASTE DISPOSAL AGENT.

IN WITNESS WHEREOF, the undersigned, an authorized officer of the aforementioned company has executed this acknowledgement as of the date written below.

Adesso Healthcare Technology Services, Inc.
----------------------------------
Company

a California Corporation
  --------------------------------

By:/s/ Brian Barnard
   -------------------------------

Brian Barnard, President and CEO
----------------------------------
(Print Name and Title)

                        SILICON VALLEY PROPERTIES, L.L.C.
                   PRE-LEASE HAZARDOUS MATERIALS QUESTIONNAIRE

General Instructions: Please provide all requested information, based on review of the Company's records and interviews with Company personnel likely to possess the information requested. If there is insufficient space to respond to a question, please attach a separate page referring to the question number. Use "N/A" if the question is not applicable to your facility, or write "Unknown" if the information is not available in the Company's files and is not known by the person completing this questionnaire.

As used herein, the term "Government Agency" shall mean any local, state, or federal governmental or quasi-governmental agency, authority, entity, subdivision or court. The term "Hazardous Material" shall mean any chemical, substance, vapor, smoke, radiation, or material which is listed as "hazardous" or "toxic" under any Law or which is otherwise regulated or prohibited under any Law, including petroleum hydrocarbons and substances regulated under Proposition
65. The term "Law" shall mean any local, state, or federal regulation, statute, law, order, or ordinance.

TENANT/COMPANY NAME  Adesso Healthcare Technology Services
                     -------------------------------------
ADDRESS OF FORMER/CURRENT FACILITY:
 101 Park Center Plaza, Suite 1200
 ---------------------------------
 San Jose, CA 95113
 ---------------------------------

MAIN ADDRESS OF NEW PREMISES LEASED FROM SILICON VALLEY PROPERTIES, L.L.C:
 2835 Zanker Road
 ----------------------------------
 San Jose, CA 95134
 ----------------------------------

(This questionnaire should address all activities to be conducted at the New Premises including multiple buildings leased by Tenant within the same Project)

DESCRIPTION OF PRODUCTS MANUFACTURED AND/OR ACTIVITIES TO BE CONDUCTED ON THE
PROPERTY:
 Adesso is an application services provider (ASP).  We write
 -----------------------------------------------------------
 software and perform standard office work.
 -----------------------------------------------------------

The undersigned acknowledges that the information contained within this Hazardous Materials Questionnaire is true and correct to the best of his/her knowledge and belief. The undersigned further acknowledges that the Company has complied in all respects to the provisions of local, state and federal law and the Hazardous Materials Management Plan attached (if applicable) in connection with his storage, use, and disposal of hazardous materials and that it has disposed of hazardous materials only by (1) discharge of appropriately treated waste in accordance with a valid and enforceable waste discharge permit and (2) delivery of hazardous wastes to a properly licensed waste disposal agent.

By:  /s/ Linda O. Roots                       Linda O. Roots, Contracts Manager
   ----------------------------------         ----------------------------------
   Signature of individual completing         Print Name and Title
   questionnaire

Date:  2/1/2000                               Phone Number: (408) 271-5734
     --------------------------------                      ---------------------
Address (if different from above):
                                  ----------------------------------------------

1.       BUSINESS ACTIVITY


Type of Business Activity(ies):                          Hazardous Materials Activities
-------------------------------                          ------------------------------
(check all that apply)                                   (check all that apply)
                  machine shop                                             degreasing
------------------                                       ------------------
                  light assembly                                           chemical etching
------------------                                       ------------------
                  research and development                                 wastewater treatment
------------------                                       ------------------
                  product service or repair                                painting
------------------                                       ------------------
                  photographic processing                                  stripping
------------------                                       ------------------
                  vehicle maintenance or repair                            metal treatment or finishing
------------------                                       ------------------
                  auto/body                                                printing:
------------------                                       ------------------
                  engine/drive train                                       type:
------------------                                                              --------------------------
                  manufacturing:                                           warehouse
------------------                                       ------------------
                  product:                                                 analytical wet chemistry lab
                          ------------------             ------------------
                  integrated circuit:                                      plating
------------------                                       ------------------
                  manufacturing                                            chemical mixing/synthesis
------------------                                       ------------------
                  assembly                                                 lathe/mill machining
------------------                                       ------------------
                  chemical/pharmaceutical products
------------------
                           manufacturing
                  ---------
                           distribution
                  ---------
                  printed circuit:          manufacturing
------------------                 ---------
                                           assembly
                                  ---------

  X  other: Professional Office Work                       X  other:   Routine janitorial,
-----                                                    -----         dish soap, etc.

2. HAZARDOUS MATERIALS USAGE/STORAGE AND PRODUCTION

What chemicals, if any, are involved in your operations (please list the types of products, the maximum quantity stored on-site, and the annual quantity used). None


===============================================================================================================
              MATERIAL                        MAX. QUANTITY ON-SITE                  ANNUAL QTY. USED
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================

If this table provides insufficient space, please use additional pages as necessary.

2.1 Is it intended that operations at the proposed facility would involve Hazardous Materials manufacturing? Do not include hazardous wastes - see Section 5.

         Yes               No   X
            ------           ------

2.2 Is it intended that operations at the proposed facility would include Hazardous Materials use and/or storage that would require completion of a Hazardous Materials Business Plan?

         Yes               No   X
            ------           ------
                                    IF YES, PLEASE ATTACH COPIES OF HMMP/HMBP IN
                                    PROCESS OR PLAN FOR CURRENT/FORMER FACILITY.

2.3 Is it intended that operations at the proposed facility would include installation of any aboveground or underground storage tanks (including fuel tanks)?

         Yes               No   X
            ------           ------

3.       WASTEWATER DISCHARGES

3.1 Is it intended that operations at the proposed facility would discharge wastes to any sanitation systems or body of water, or that the facility would otherwise be required to obtain a wastewater discharge Permit, a NPDES Permit, or any other permit or approval from a Governmental Agency concerning wastewater discharges?

         Yes               No   X
            ------           ------
                                    IF YES, PLEASE ATTACH COPIES OF EACH SUCH
                                    PERMIT AND COMPLETE SCHEDULE 3.

4.       AIR EMISSIONS

4.1 Is it intended that operations at the proposed facility would emit any air contaminant (including, but not limited to volatile organic compounds, sulfur oxides, carbon monoxide, nitrogen oxides, lead, particulate matter, toxic air contaminants regulated by the California Air Resources Board, or hazardous air pollutants listed under Section 112 of the federal Clean Air Act)?

         Yes               No   X
            ------           ------
                                    IF YES, PLEASE COMPLETE SCHEDULE 4 FOR EACH
                                    EMISSION AND EACH SOURCE.

4.2 Is it intended that operations at the proposed facility would require obtaining an air emissions permit or other permit or approval from a Governmental Agency concerning air emissions in order to conduct its business?

         Yes               No   X
            ------           ------
                                    IF YES, PLEASE ATTACH COPIES OF EACH SUCH
                                    PERMIT AND COMPLETE SCHEDULE 4.

5.       HAZARDOUS WASTE

5.1 Is it intended that operations at the proposed facility would generate any "hazardous waste" as defined in RCRA, California Code of Regulations, Title 22, or other government regulations?

         Yes               No   X           IF YES, PLEASE COMPLETE SCHEDULE 5.
            ------           ------

5.2 Is it intended that operations at the proposed facility would file with any local, state or federal environmental agency a generator's notification of hazardous waste (e.g. an RCRA 3010 notification) and hazardous waste generator's reports?

         Yes               No   X
            ------           -------
                                    IF YES, PLEASE ATTACH A COPY OF SUCH
                                    NOTIFICATION.

5.3 Is it intended that operations at the proposed facility would require obtaining an EPA hazardous waste generator's identification number?

         Yes               No   X
            ------           -------

5.4 Is it intended that operations at the proposed facility would require retention of copies of hazardous waste manifests for hazardous waste transported off-site?

         Yes               No   X
            ------           -------

5.5 Is it intended that operations at the proposed facility would require obtaining a "Part A" or "Part B" Application for a hazardous waste treatment, storage or disposal facility ("TSD") permit with any Governmental Agency under RCRA or any similar state or local Law for the proposed Facility?

         Yes               No   X
            ------           -------
                                    IF YES, PLEASE ATTACH A COPY OF EACH
                                    APPLICATION IN PROGRESS.

5.6 Is it intended that operations at the proposed facility would require a permit under California Code of Regulations Title 22 Tiered Permitting Program, including a standardized permit conditional authorization, conditional exemption, or variance?

         Yes               No   X
            ------           -------
                                    IF YES, PLEASE ATTACH A COPY OF THE
                                    DISCLOSURE OR APPLICATION IN PROGRESS

6. GOVERNMENT COMPLIANCE AND HAZARDOUS MATERIAL RELEASES AND SPILLS AT EXISTING FACILIT(IES)

6.1 Has the Company ever received from any Governmental Agency any notice of violation of any environmental law?

         Yes               No   X           IF YES, DESCRIBE FULLY:
            ------           -------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

6.2 Has there ever been an occasion in any of the existing facilities when a liquid or solid waste material, fuel or other Hazardous Material was accidentally or intentionally spilled or released:

         Outside of the building?

         Yes               No   X
            ------           -------

         Within the building?

         Yes               No   X
            ------           -------

         If you have answered "yes" to any of the foregoing, please describe the event(s) in detail, including the Hazardous Materials involved, whether the event was reported to any Governmental Agency, the responsive action taken, any claim(s) that have resulted from the event, and all other relevant information concerning the spill or release. Attach additional sheets, as necessary.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 2.1

                    ON-SITE HAZARDOUS MATERIALS STORAGE AREAS

INSTRUCTIONS: LIST ALL LOCATIONS FOR HAZARDOUS MATERIALS STORAGE AT THE FACILITY IN THE TABLE BELOW. LIST WASTE STREAMS OF SCHEDULE 5.


====================================================================================================================================
                                   HAZARDOUS
                                    MATERIALS
                                 STORED/MAXIMUM
                                 CONTAINER QTY.        INSIDE (1) OR OUTSIDE (0) AND        FLOOR              MEASURES FOR
         STORAGE                   (GALLONS OR               DESCRIBE SECURITY          MATERIALS OF            SECONDARY
         LOCATION                    POUNDS)                      MEASURES              CONSTRUCTION           CONTAINMENT
--------------------------- ------------------------- -------------------------------- ---------------- ---------------------------
EXAMPLE:
--------------------------- ------------------------- -------------------------------- ---------------- ---------------------------
Lab B - see                     Up to 15-gallon           O - flammable storage cabinet    Asphalt          Built into cabinet
attached plot plan              containers of             inside fenced area; cabinet
                                flammables                locked
--------------------------- ------------------------- -------------------------------- ---------------- ---------------------------



--------------------------- ------------------------- -------------------------------- ---------------- ---------------------------



--------------------------- ------------------------- -------------------------------- ---------------- ---------------------------



--------------------------- ------------------------- -------------------------------- ---------------- ---------------------------



====================================================================================================================================


===========================


  NUMBER OF STORM DRAIN
   (SD) OR SANITARY
  SEWER (SS) DRAINS AT
   STORAGE LOCATION
---------------------------
EXAMPLE:
---------------------------
    3 storm drains in
    adjacent parking lot

---------------------------



---------------------------



---------------------------



---------------------------



===========================


NOTE: SUBMIT HAZARDOUS MATERIALS MANAGEMENT/BUSINESS PLAN IF IT CONTAINS ALL REQUESTED INFORMATION.


Facility:___________________________

                                  SCHEDULE 2.2

                                  STORAGE TANKS

INSTRUCTIONS: LIST ALL STORAGE TANKS FOR THE FACILITY OPERATIONS IN THE TABLE BELOW. ATTACH ADDITIONAL SHEETS AS NECESSARY.


==================================================================================================================
                             UNDERGROUND
                                (UST)
                                  OR
                             ABOVEGROUND                                  CONTENTS:
       LOCATION               (AST) AND                TANK              CHEMICAL AND
        WITHIN                 CAPACITY              CAPACITY          MATERIAL (M) OR           METHOD OF
       FACILITY               (GALLONS)             (GALLONS)             WASTE (W)         SECONDARY CONTAINMENT
------------------------ --------------------- --------------------- --------------------- -----------------------
EXAMPLE:
------------------------ --------------------- --------------------- --------------------- -----------------------
Lab A - see              500 g AST                500 g              Sulfuric Acid (M)     Epoxy-coated
attached plot                                                                              reinforced concrete
plan                                                                                       beam
------------------------ --------------------- --------------------- --------------------- -----------------------



------------------------ --------------------- --------------------- --------------------- -----------------------



------------------------ --------------------- --------------------- --------------------- -----------------------



------------------------ --------------------- --------------------- --------------------- -----------------------



==================================================================================================================


===============================================




                               TYPE AND
    METHOD OF LEAK           FREQUENCY OF
      DETECTION               INSPECTION
----------------------- -----------------------
EXAMPLE:
----------------------- -----------------------
Sensor with visual      Daily visual
and audible alarm at
security station
----------------------- -----------------------



----------------------- -----------------------



----------------------- -----------------------



----------------------- -----------------------



===============================================





Facility:___________________________________

                                   SCHEDULE 3

                      DISCHARGES TO SEWERS OR WATER BODIES

INSTRUCTIONS: LIST IN THE TABLE BELOW ALL WASTE STREAMS THAT ARE GENERATED BY THE FACILITY OPERATIONS THAT MAY BE DISCHARGED TO WATER.


==================================================================================================================
                                                    DISCHARGED TO:
                                                  SS - SANITARY SEWER       APPROXIMATE
                           CONSTITUENTS OF         PS - POINT SOURCE        VOLUME/DAY           APPLICABLE
 DESCRIPTION OF SOURCE       WASTE STREAM          SD - STORM DRAIN          (GALLONS)            PERMITS
------------------------ --------------------- -------------------------- ---------------- -----------------------
EXAMPLE:
------------------------ --------------------- -------------------------- ---------------- -----------------------
Bottle wash rinse        Dilute acids          SS - floor drain in        400g                   City of Palo Alto
system                                         bottle wash room                                  Industrial Waste
                                                                                                 Discharge Permit
------------------------ --------------------- -------------------------- ---------------- -----------------------



------------------------ --------------------- -------------------------- ---------------- -----------------------



------------------------ --------------------- -------------------------- ---------------- -----------------------



==================================================================================================================


==========================

 BEST MANAGEMENT PRACTICES
 THAT WILL BE IMPLEMENTED

--------------------------
EXAMPLE:
--------------------------
Batch discharge from
hauling tank - test pH
prior to discharge; tank
equipped with secondary
containment
--------------------------



--------------------------



--------------------------



==========================




Facility:___________________________________

                                   SCHEDULE 4

                                  AIR EMISSIONS

INSTRUCTIONS: LIST IN THE TABLE BELOW ALL POLLUTANTS POTENTIALLY EMITTED TO THE AIR BY THE FACILITY OPERATIONS.


=====================================================================================================================
                                                        VOLUME
                                  EMITTED              EMITTED            CONTROL DEVICES
         SOURCE                  POLLUTANTS        (TONS PER YEAR)             IN USE               PERMITS HELD
-------------------------- ----------------------- ----------------- --------------------------- --------------------
EXAMPLE:
-------------------------- ----------------------- ----------------- --------------------------- --------------------
Burn box - fumes           Metals including lead   400               0.002 micron particulate    UAAQMD -
generated by painting      and volatiles                             filter                      Authority in
operations                                                                                       Construct and
                                                                                                 Permit to Operate
-------------------------- ----------------------- ----------------- --------------------------- --------------------



-------------------------- ----------------------- ----------------- --------------------------- --------------------



-------------------------- ----------------------- ----------------- --------------------------- --------------------



-------------------------- ----------------------- ----------------- --------------------------- --------------------



=====================================================================================================================


================================
        INSPECTION AND
     MONITORING PRACTICES
---------------------------------
EXAMPLE:
---------------------------------
Annual source testing; monthly
visual inspections


---------------------------------



---------------------------------



---------------------------------



---------------------------------



=================================




Facility:____________________________________________

                                   SCHEDULE 5

                           HAZARDOUS WASTE GENERATION

INSTRUCTIONS: LIST IN THE TABLE BELOW ALL CALIFORNIA AND FEDERAL HAZARDOUS WASTES GENERATED BY THE FACILITY OPERATIONS. DO NOT INCLUDE WASTE STREAMS REPORTED ON SCHEDULE 3.


================================================================================================================

                                                                         APPROXIMATE             ON-SITE
      DESCRIPTION            RCRA (R) OR                                    VOLUME               STORAGE
          OF                 CALIFORNIA (C)            HOW              GENERATED PER           METHOD AND
     WASTE STREAM               WASTE?               CREATED?               MONTH                LOCATION
------------------------ --------------------- --------------------- --------------------- ---------------------
EXAMPLE:
------------------------ --------------------- --------------------- --------------------- ---------------------
Spent solvents           RCRA                  Degreasing            30 gallons            Drummed
                                                                                           for disposal
------------------------ --------------------- --------------------- --------------------- ---------------------



------------------------ --------------------- --------------------- --------------------- ---------------------



------------------------ --------------------- --------------------- --------------------- ---------------------



------------------------ --------------------- --------------------- --------------------- ---------------------



================================================================================================================


============================================
                             ULTIMATE
       AVERAGE               DISPOSAL
       STORAGE             DESTINATION
      DURATION               OFFSITE?
       (DAYS)               YES OR NO
---------------------- ---------------------
EXAMPLE:
---------------------- ---------------------
       65 days                   Yes

---------------------- ---------------------



---------------------- ---------------------



---------------------- ---------------------



---------------------- ---------------------



============================================




Facility:____________________________________________